Exit, Disposal and Restructuring Activities (Tables)	12 Months Ended
Jun. 29, 2013
Summary Of Exit, Disposal And Restructuring Actions
The following is a summary of the (income) expense associated with these actions, and also highlights where the costs are reflected in the Consolidated Statements of Income:

In millions	2013	2012	2011
Exit and business dispositions	$9	$81	$38
Selling, general and administrative expenses	39	115	36
Total	$48	$196	$74

Impact Of Restructuring Actions On Corporate Business Segments And Unallocated Corporate Expenses
The impact of these actions on the company's business segments and unallocated corporate expenses is summarized as follows:

In millions	2013	2012	2011
Retail	$(1)	$14	$11
Foodservice/Other	(2)	4	3
(Increase) Decrease in business segment income	(3)	18	14
Increase in general corporate expenses	51	178	60
Total	$48	$196	$74

Net Charges For Exit Disposal And Transformation Actions And Related Reserve Status
The following table summarizes the activity during 2013 related to exit, disposal and restructuring related actions and the status of the related accruals as of June 29, 2013. The accrued amounts remaining represent the estimated cash expenditures necessary to satisfy remaining obligations. The majority of the cash payments to satisfy the accrued costs are expected to be paid in the next 12 months.

In Millions	Employee termination and other benefits	IT and other costs	Non-cancellable leases/ contractual obligations	Asset and business disposition actions	Total
Accrued costs as of June 30, 2012	$42	$16	$21	$—	$79
Exit, disposal, and other costs (income) recognized during 2013	6	40	12	(6)	52
Cash Payments	(28)	(44)	(27)	—	(99)
Noncash Charges	(5)	(8)	17	—	4
Charges (income) in discontinued operations	(2)	2	—	—	—
Change in estimate	(3)	(1)	—	—	(4)
Asset and business disposition action	—	—	—	6	6
Accrued costs as of June 29, 2013	$10	$5	$23	$—	$38